                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Michael J. Palumbo, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 26, 2005.

                                                     /s/ Edward H. Budd
                                                     --------------------------
                                                     Director
                                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Michael J. Palumbo, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 25, 2005.

                                                     /s/ David R. Goode
                                                     --------------------------
                                                     Director
                                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Michael J. Palumbo, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 27, 2005.

                                                     /s/ Karl J. Krapek
                                                     --------------------------
                                                     Director
                                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Michael J. Palumbo, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 27, 2005.

                                                     /s/ Paula Rosput Reynolds
                                                     --------------------------
                                                     Director
                                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Michael J. Palumbo, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 4 2005.

                                                     /s/ John F. Smith, Jr.
                                                     --------------------------
                                                     Director
                                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Michael J. Palumbo, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 7, 2005.

                                                     /s/ Joan E. Spero
                                                     --------------------------
                                                     Director
                                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Michael J. Palumbo, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 28, 2005.

                                                     /s/ Larry D. Thompson
                                                     --------------------------
                                                     Director
                                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Michael J. Palumbo, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 5, 2005.

                                                     /s/ Kenneth B. Woodrow
                                                     --------------------------
                                                     Director
                                                     Delta Air Lines, Inc.